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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                                  JUNE 12, 2001

                                   KEVCO, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


         TEXAS                     000-21621                  75-2666013
       (STATE OF                  (COMMISSION                (IRS EMPLOYER
     INCORPORATION)                FILE NO.)              IDENTIFICATION NO.)


                               UNIVERSITY CENTER I
                            1300 S. UNIVERSITY DRIVE
                                    SUITE 200
                          FORT WORTH, TEXAS 76107-5734
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (817) 885-0000


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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

         On June 12, 2001, the Company issued a press release announcing the sale of its Better Bath division to assignees of Drew Industries Incorporated, the sale of its Duo-Form division to Duo-Form Acquisition Corp., and the sale of certain of its distribution operations to Alliance Investment & Management Company, Inc. A copy of the release is filed herewith as Exhibit 99.1.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits

99.1     -    Press release of the Registrant, dated June 12, 2001.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     KEVCO, INC


Date: June 12, 2001                  By:  /s/ Frederick B. Hegi, Jr.
                                        ----------------------------------------
                                        Frederick B. Hegi, Jr.
                                        President, Chief Executive Officer and
                                        Chairman of the Board






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                                  EXHIBIT INDEX

EXHIBIT
NUMBER            DESCRIPTION
-------           -----------
99.1     -        Press release of the Registrant, dated June 12, 2001.


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